As filed with the Securities and Exchange Commission on February 19, 2003

                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the registrant  |X|
Filed by a party other than the registrant  |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement               |_|    Confidential, for Use of the Commission
|X|   Definitive Proxy Statement                       Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          SENTINEL GROUP FUNDS, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box): |X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

-------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

-------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------

(3) Filing Party:

-------------------------------------------------------------------------------

(4) Date Filed:

-------------------------------------------------------------------------------

                          SENTINEL GROUP FUNDS, INC.
                     SENTINEL PENNSYLVANIA TAX-FREE TRUST
                              NATIONAL LIFE DRIVE
                           MONTPELIER, VERMONT 05604


                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                         To Be Held on March 27, 2003



To Shareholders of Sentinel Group Funds, Inc.
and Sentinel Pennsylvania Tax-Free Trust:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust will be held at the office of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Thursday, March 27, 2003, at 10:00 a.m. for Sentinel Group Funds, Inc. and at 10:30 a.m. for Pennsylvania Tax-Free Trust, to take action upon the following matters:


     1. The election of Directors (which term as used herein refers to both Directors and Trustees, as applicable); and

     2. The transaction of such other business as may properly come before any meeting, or any adjournment thereof.

All shareholders of record at the close of business on February 10, 2003 are entitled to notice of and to vote at the applicable meeting or any adjournment thereof.

If by reason of having two or more accounts you receive more than one proxy card, please sign and return each proxy.



                                 By Order of the Boards of Directors


                                 D. Russell Morgan
                                 Secretary
                                 Sentinel Group Funds, Inc.
                                 Sentinel Pennsylvania Tax-Free Trust

Montpelier, Vermont
February 19, 2003



   IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE
     ACCOMPANYING PROXY PROMPTLY. THIS WILL SAVE YOUR FUND THE EXPENSE OF
              ADDITIONAL SOLICITATIONS. YOUR VOTE IS IMPORTANT!

                          SENTINEL GROUP FUNDS, INC.
                     SENTINEL PENNSYLVANIA TAX-FREE TRUST
                              National Life Drive
                           Montpelier, Vermont 05604

                           Combined Proxy Statement

                        Annual Meetings of Shareholders

                                March 27, 2003



        This combined proxy statement is furnished in connection with the solicitation of proxies by and on behalf of each of the Board of Directors of Sentinel Group Funds, Inc. (the "Company") and Sentinel Pennsylvania Tax-Free Trust (the "Trust"), each of whose address is National Life Drive, Montpelier, Vermont 05604, for use at an Annual Meeting of Shareholders of each of the Company and the Trust to be held at the office of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Thursday, March 27, 2003 at 10:00 a.m. for the Company and at 10:30 a.m. for the Trust, and at any adjournments thereof. This combined proxy statement and the enclosed proxy are being mailed to shareholders on or about February 19, 2003.

        The Company is organized as a Maryland corporation and the Trust is organized as a Pennsylvania common law trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock in the Company and beneficial interest in the Trust are referred to as "Shares," the Board of Directors of the Company and the Board of Trustees of the Trust are referred to as the "Board" or "Board of Directors," and the Directors of the Company and the Trustees of the Trust are referred to as "Directors."

        Shareholders of record at the close of business on February 10, 2003 will be entitled to be present in person or by proxy and to vote at the applicable meeting(s), depending on Share ownership. As of that date, there were 351,528,070.155 Shares of the Company issued and outstanding and 2,410,769.066 Shares of the Trust issued and outstanding. Each holder of Shares of the Company is entitled to one vote per dollar of net asset value per Share held as of the record date. Each holder of Shares of the Trust is entitled to one vote per Share held as of the record date and a proportionate fractional vote for each fractional Share as of the record date. The total number of votes eligible to be cast at the Company's Annual Meeting is 2,583,207,364.02 votes.

        Whether or not you are able to attend the meeting, your proxy vote is important. Because it is anticipated that most shareholders will be unable to be present at the meeting, it is necessary that enough Shares be represented by proxy to constitute, along with the Shares present in person, a legal quorum of shareholders of each of the Company and the Trust, voting separately, so that each of the respective meetings can be held and the proposed actions taken. With respect to the Trust, a quorum is present if a majority of the outstanding Shares of the Trust entitled to be voted at the meeting are present, either in person or by proxy. With respect to the Company, the presence in person or by proxy of the holders of one third of all the votes entitled to be cast at the meeting shall constitute a quorum. If a quorum is not present, no actions will be taken and the applicable meeting will be adjourned until such time as a quorum is present. WE THEREFORE URGE YOU TO MARK, DATE, SIGN AND MAIL YOUR PROXY PROMPTLY, TO MAKE CERTAIN THAT YOUR SHARES ARE REPRESENTED AND WILL BE VOTED AT THE MEETING. IN ORDER TO AVOID ADDITIONAL EXPENSE TO THE COMPANY OR THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

        Unless otherwise specified, proxies will be voted "FOR" each nominee for Director. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with the specification so made. For any routine proposal, including a proposal for the election of Directors, properly executed proxies (i) which are returned but which are marked "abstain" or (ii) on which the record holder has not voted, will be counted as present for the purpose of determining whether a quorum is present. Such abstentions and non-votes will not, however, be counted as votes cast and will have no effect on the result of the vote on a routine proposal (where the affirmative vote of some percentage of all the votes cast at a meeting at which a quorum is present is typically required for approval). Any shareholder giving a proxy may revoke it at any time before it is voted (unless the proxy states that it is irrevocable and it is coupled with an interest) by duly executing a superseding proxy bearing a later date and delivering it to the Secretary at the address listed below, by giving written notice of the revocation of such proxy to the Secretary at the address listed below, or by attending the meeting and voting in person.

        The accompanying proxy is solicited by mail by and on behalf of the Board of Directors of each of the Company and the Trust, and the cost will be allocated between the Company and the Trust. In addition, proxies may be solicited by telephone and telegraph, or by fax by officers and employees of the Company, the Trust, Sentinel Advisors Company ("SAC"), the Company's and the Trust's investment advisor, Sentinel Financial Services Company ("SFSC"), the Company's and the Trust's principal underwriter, Sentinel Administrative Service Company ("SASC"), the Company's and the Trust's administrative service provider, or other agents retained by the Company and the Trust. The address of each of SAC, SFSC, and SASC is National Life Drive, Montpelier, Vermont 05604.

        The cost involved in the solicitation of proxies for the Company and the Trust is approximately $74,550 and $375, respectively, plus out of pocket expenses, which are estimated to be $20,500 and $1,000, respectively.

        Each of Company and the Trust will furnish, without charge, a copy of its Annual Report for the year ended November 30, 2002, to any shareholder upon request. Shareholders may request these documents by writing to D. Russell Morgan, Secretary, Sentinel Group Funds, Inc., National Life Drive, Montpelier, Vermont 05604, or by calling SASC at 1-800-282-3863.


                        PROPOSAL: ELECTION OF DIRECTORS


        Neither the Company nor the Trust is required to hold a meeting of shareholders each year and neither has held such meetings in recent years, in an effort to avoid the expense involved in a solicitation of proxies from its shareholders for routine purposes. A shareholder meeting is required by law before a new Director may be appointed, if after such appointment less than two thirds of the members of the Board of Directors have been elected by the shareholders. The last shareholder meeting of the Company that included an election of Directors was held on November 16, l995, and the last shareholder meeting of the Trust that included an election of Directors was held on July 9, l996. Since that time, Stanley R. Reber and Richard D. Farman have resigned from each Board, and John Raisian, Joseph M. Rob and Angela E. Vallot have been appointed to fill vacancies on each Board. Patrick E. Welch was appointed Chairman in 1998, and resigned from each Board when he left the employ of National Life Insurance Company in 2002. This year two members of each Board, Kalman J. Cohen and Robert B. Mathias, attained the mandatory retirement age of 72, which is set forth in the Company's By-laws and the Trust's Code of Regulation, and will be retiring from each Board effective March 31, 2003. At its meeting on December 12, 2002, the Nominating Committee of each Board nominated Nancy L. Rose and Richard H. Showalter, Jr. to fill two vacancies on each Board, and as mentioned above, this nomination requires a meeting of shareholders to elect each Board as proposed to be constituted.

        It is intended that the persons named in the accompanying proxy will vote for the election to each Board of Directors, for an indefinite term, of the following eleven persons: Richard J. Borda, John D. Feerick, Richard I. Johannesen, Jr., Keniston P. Merrill, Deborah G. Miller, John Raisian, Joseph
M. Rob, Nancy L. Rose, Richard H. Showalter, Jr., Susan M. Sterne and Angela
E. Vallot. Each such person except Nancy L. Rose and Richard H. Showalter, Jr. is currently a member of each Board of Directors, and each of such remaining nine persons has previously been elected to each Board by the shareholders of the Company and the Trust except John Raisian, Joseph M. Rob, and Angela E. Vallot. In the event that any of such named persons shall become unable to serve (which event is not anticipated), proxies may be voted at the meeting for the election of another person in his or her stead. All of the nominees have consented to being named in this proxy statement and to serve on each Board if elected.

        The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present will be required to elect each Director for the Company. For the Trust, the affirmative vote of a plurality of the Shares voted will be required to elect each Director for the Trust.

Information about the Directors

        Certain biographical and other information about the eleven persons nominated for election as Directors is set forth below.



                               Position(s)         Term of
                              Held with the      Office* and                                            Number of        Public
                             Company and the   Length of Time     Principal Occupation(s)          SAC-Advised Funds+    Director-
Name, Address and Age             Trust            Served          During Past Five Years               Overseen         ships
---------------------        ---------------   --------------     -----------------------          -----------------     ---------
Richard J. Borda  (71)         Director        Director since     National Life - Former Vice         2 registered        None
P.O. Box 6091                                  1985               Chairman of the Board, 1985         investment
Carmel, California  93923                                         to 1990, Director, 1975 to          companies
                                                                  1991; The Monterey Institute        consisting of
                                                                  for International Studies -         15 portfolios
                                                                  Vice Chairman, Director and
                                                                  Trustee, 1991 to present

John D. Feerick (66)           Director        Director since     Fordham University School           2 registered        Wyeth
140 West 62nd Street                           1984               of Law - Dean, 1982 to 2002;        investment          (pharma-
New York, New York 10023                                          Professor of Law, 2002 to           companies           ceutical
                                                                  present; Trustee - New York         consisting of       company)-
                                                                  Medical College, 2000 to            15 portfolios       Director,
                                                                  present; GHI - Director,                                1987 to
                                                                  1999 to present; American                               present
                                                                  Arbitration Association -
                                                                  Former Director and Chair

Richard I. Johannesen, Jr.     Director        Director since     Retired; Former Vice                2 registered        None
(68)                                           1994               President and Manager -             investment
87 Whitney Lane                                                   Bond Market Research                companies
Stowe, Vermont  05672                                             Department, Salomon                 consisting of
                                                                  Brothers Inc.                       15 portfolios

Keniston P. Merrill (66)       Director        Director since     Retired; Former Chairman of         2 registered        None
Brainstorm Farm,                               1987               the Board of the Company, 1990      investment
P.O. Box 404                                                      to 1997; Chairman of the Board      companies
Randolph, Vermont 05060                                           of the Pennsylvania Fund, 1990      consisting of
                                                                  to 1997; Sentinel Advisors          15 portfolios
                                                                  Company - Chairman and Chief
                                                                  Executive Officer, 1993 to
                                                                  1997; American Guaranty &
                                                                  Trust Company - Director, 1993
                                                                  to 1997

Deborah G. Miller (53)         Director        Director since     Egenera - Chief Executive           2 registered        None
1117 Hamilton Avenue                           1995               Officer, 2002 to present; On        investment
Palo Alto, California  94301                                      Demand, Inc. - Chief Executive      companies
                                                                  Officer, 2001 to 2002; OPI -        consisting of
                                                                  Chief Executive Officer, 2001;      15 portfolios
                                                                  Covia - Chief Executive
                                                                  Officer, 1999 to 2001; Digital
                                                                  Equipment Corporation - Vice
                                                                  President-Americas Systems
                                                                  Business Unit, 1995 to 1998.


                               Position(s)         Term of
                              Held with the      Office* and                                            Number of        Public
                             Company and the   Length of Time     Principal Occupation(s)          SAC-Advised Funds+    Director-
Name, Address and Age             Trust            Served          During Past Five Years               Overseen         ships
---------------------        ---------------   --------------     -----------------------          -----------------     ---------
John Raisian, Ph.D. (53)         Director      Director since     Director and Senior Fellow -        2 registered        None
Hoover Institution, Stanford                   1996               Hoover Institution (academic        investment
University                                                        institution), 1991 to present;      companies
Serra and Galvey Streets                                          Director, Stanford Faculty          consisting of
Stanford, California                                              Club, 1994 to present; Member      15 portfolios
94305-6010                                                        of the Editorial Board,
                                                                  Journal of Labor Research,
                                                                  1983 to present; Member,
                                                                  American Economic
                                                                  Association, World Affairs
                                                                  Council, Council of Foreign
                                                                  Relations, National
                                                                  Association of Scholars

Nancy L. Rose (44)               Nominee       Nominee            Massachusetts Institute of          None                None
MIT Department of Economics                                       Technology - Professor of
50 Memorial Drive Cambridge,                                      Economics, 1985 to present;
Massachusetts 02142-1347                                          National Bureau of Economic
                                                                  Research - Director of
                                                                  Industrial Organization
                                                                  Research Program, 1990 to
                                                                  present

Richard H. Showalter, Jr. (56)   Nominee       Nominee            Dartmouth-Hitchcock Alliance        None                None
Dartmouth-Hitchcock Medical                                       and Mary Hitchcock Memorial
Center                                                            Hospital - Senior Vice
One Medical Center Drive                                          President and Chief
Lebanon, New Hampshire  03756                                     Financial Officer, 1985 to
                                                                  present; Dartmouth Hitchcock
                                                                  Clinic - Senior Vice
                                                                  President and Chief
                                                                  Financial Officer, 1999 to
                                                                  present; Dartmouth Hitchcock
                                                                  Medical Center - Treasurer,
                                                                  1995 to present

Susan M. Sterne (57)**           Director      Director           Economic Analysis                   2 registered        None
5 Glen Court                                   since 1990         Associates, Inc. - President        investment
Greenwich, Connecticut                                            and Chief Economist, 1979 to        companies
06830-4505                                                        present                             consisting of
                                                                                                      15 portfolios

Angela E. Vallot (46)            Director      Director           Colgate-Palmolive Company -         2 registered        None
Colgate-Palmolive Company                      since 1996         Vice President - Global             investment
300 Park Avenue                                                   Workplace Initiatives, 2001         companies
New York, New York 10022                                          to present; Texaco, Inc.            consisting of
                                                                  (major oil company) Director        15 portfolios
                                                                  of Stakeholder Relations,
                                                                  1997 to 2001 Trustee,
                                                                  District of Columbia
                                                                  Retirement Board; Member of
                                                                  the Steering Committee of
                                                                  the NAACP Legal Defense Fund


-------------------------
*    Each Director serves until his or her successor is elected and qualified, until the March meeting of the
     Board after such Director attains age 72, or until his or her death, resignation, or removal as provided in the Trust's Code of Regulation and the Company's By-laws.
**   Ms. Sterne's son is married to the daughter of Mr. Grab, the Vice President and Chief Financial Officer
     of the Company and the Trust.
+    The complex of Funds advised by SAC.




                               Position(s)         Term of
                              Held with the      Office* and                                            Number of        Public
                             Company and the   Length of Time     Principal Occupation(s)          SAC-Advised Funds+    Director-
Name, Address and Age             Trust            Served          During Past Five Years               Overseen         ships
---------------------        ---------------   --------------     -----------------------          -----------------     ---------
Joseph M. Rob (59)**             Chairman,     Chairman since     Sentinel Management Company         2 registered       None
National Life Drive              Paresident    2002, President    - Chief Executive Officer,          investment
Montpelier, Vermont 05604        and           since              1993 to present; Sentinel           companies
                                 Director      1990+ and          Financial Services Company -        consisting of
                                               Director since     Chief Executive Officer,            15 portfolios
                                                1996++            1993 to present; Sentinel
                                                                  Administrative Services
                                                                  Company - Chief Executive
                                                                  Officer, 1993 to present;
                                                                  ESI - Chairman, Chief
                                                                  Executive Officer, and
                                                                  Director, 1985 to present,
                                                                  President, 1997 to present;
                                                                  American Guaranty & Trust
                                                                  Company - Director, 1993 to
                                                                  present; LSW National
                                                                  Holdings, Inc. - Director,
                                                                  1996 to present; Life
                                                                  Insurance Company of the
                                                                  Southwest - Director, 1996
                                                                  to present


----------------------------
*    Each Director serves until his or her successor is elected and qualified, until the March meeting of the
     Board after such Director attains age 72, or until his or her death, resignation, or removal as provided in the Trust's Code of Regulation and the Company's By-laws.
**   "Interested Person" of the Company, as defined in the Investment Company Act of 1940, as amended
     ("Investment Company Act"), based on his positions with SFSC, SASC, Sentinel Management Company ("SMC")
     and Equity Services, Inc.
+    The complex of Funds advised by SAC.


The Directors' Share Ownership in the Company's Funds and the Trust

        Information relating to each Director's share ownership in each of the Funds comprising the Company (each a "Fund" and together, the "Funds") and the Trust, as of February 10, 2003, is set forth in the chart below. The dollar ranges are as follows:

        A.  None
        B. $1 to $10,000
        C. $10,001 to $50,000
        D. $50,001 to $100,000
        E. over $100,000

For purposes of the chart below, the Funds are designated as follows:


        CS   -  Common Stock Fund             BD   -   Bond Fund
        BL   -  Balanced Fund                 GS   -   Government Securities Fund
        MC   -  Mid Cap Growth Fund           SM   -   Short Maturity Government Fund
        SC   -  Small Company Fund            MM   -   U.S. Treasury Money Market Fund
        GI   -  Growth Index Fund             TF   -   Tax-Free Income Fund
        FC   -  Flex Cap Opportunity Fund     NY   -   New York Fund
        IE   -  International Equity Fund
        HY   -  High Yield Fund               PA   -   the Trust



                                                                 Aggregate Dollar Range of
                                   Aggregate Dollar Range        Securities in All of the
                                         of Equity                Funds, the Trust and
Name                                  in each Fund/Trust          other SAC-Advised Funds
-----------------------            ---------------------        --------------------------
Interested Director:
 Joseph M. Rob                         CS        C                    E*
                                       MC        D
                                       SC        D
                                       FC        B
                                       HY        D
                                       IE
                                                 C
                                       GS        C
                                       TF        C
                                       MM        B
Non-Interested Directors:
 Richard J. Borda                      CS        C                    D
                                       BL        B
                                       MC        B
                                       BD        C
                                       TF        C
                                       MM        B
 John D. Feerick                       CS        C                    E
                                       MC        C
                                       GI        C
                                       IE        E
                                       SC
                                                 B

 Richard I. Johannesen, Jr.            MM        C                    C

 Keniston P. Merrill                   HY        E                    E

 Deborah G. Miller                     A                              A**
 John Raisian                          A                              A**
 Nancy L. Rose                         A                              A
 Richard H. Showalter, Jr.             A                              A
 Susan M. Sterne                       BL        B                    B

 Angela E. Vallot                      CS        B                    C**
                                       MC        B
                                       SC        B
                                       IE        B
                                       BD        B



        * Has indirect ownership position in the Funds through National Life Insurance Company's 401(k) and deferred compensation plans, not included in the chart above.

        **These Directors indirectly invest in the Funds through the Funds' Deferred Compensation Plan for Directors, which is not included in the chart above.

        The nominees for election as Directors have been nominated by the Nominating Committee of each Board, which consists of all of the Directors who are not "interested persons" of the Company or the Trust, as defined in the Investment Company Act.

Audit Committee

        During the fiscal year ended November 30, 2002, the Audit Committee of each Board of Directors, which is each comprised of Messrs. Cohen, Feerick and Johannesen and Ms. Sterne, held three meetings. The functions of each Audit Committee are: the engagement or discharge of the independent accountants; review and evaluation of matters within the scope of the accountants' duties; review with the independent accountants of the plan and results of the auditing engagement and the adequacy of the Company's and the Trust's system of internal accounting controls; review of each professional service provided by the independent accountants prior to the performance of such service; consideration of the range of audit and non-audit fees; and review of the independence of the independent accountants. The Boards have adopted a written charter for the Audit Committee of each Board.

Nominating Committee

        The Nominating Committee of each Board of Directors held one meeting respectively during the fiscal year ended November 30, 2002. The purpose of the Nominating Committee is to propose to the Board of Directors candidates for election as Directors of the Company and the Trust. The Nominating Committee will consider nominees recommended by shareholders; recommendations should be sent to the Secretary of the Company or the Trust, as applicable.

        Each Director of the Company and each Director of the Trust attended at least 75% of the aggregate number of meetings of the applicable Board of Directors and the committees on which he or she served during the fiscal year ended November 30, 2002.

Compensation of Non-Interested Directors

        Each of the Directors who is not affiliated with SAC is paid an annual retainer of $18,000 by the Company and $2,500 by the Trust, payable in quarterly installments, and an additional fee of $2,250 by the Company and $200 by the Trust, together with all reasonable out-of-pocket expenses, for each meeting attended.

        Neither the Company nor the Trust pay remuneration to any Director who is affiliated with SAC (i.e., Mr. Rob). During the fiscal year ended November 30, 2002, each Board of Directors held five meetings. The following table sets forth for the fiscal year ended November 30, 2002 compensation paid by the Company and by the Trust to the Directors who are not affiliated with SAC:




                                                       Pension or      Pension or     Total
                                                       Retirement      Retirement     Compensation
                        Aggregate      Aggregate       Benefits        Benefits       from the
                        Compensation   Compensation    Accrued as      Accrued as     Company
                        from           from            Part of Fund    Part of        and the
Name of Director        the Company*   the Trust*      Expense         Trust Expense  Trust
----------------        ------------   -----------     ------------    -------------  ------------
Richard J. Borda           $29,250       $3,500        None            None           $32,750
Kalman J. Cohen            $29,250       $3,500        None            None           $32,750
John D. Feerick            $29,250       $3,500        None            None           $32,750
Richard I. Johannesen      $29,250       $3,500        None            None           $32,750
Robert B. Mathias          $29,250       $3,500        None            None           $32,750
Keniston P. Merrill        $29,250       $3,500        None            None           $32,750
Deborah G. Miller          $29,250       $3,500        None            None           $32,750
John Raisian               $29,250       $3,500        None            None           $32,750
Susan M. Sterne            $29,250       $3,500        None            None           $32,750
Angela E. Vallot           $29,250       $3,500        None            None           $32,750



* For the fiscal year ended November 30, 2002, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $30,921, for Mr. Raisian is $6,912, and for Ms. Vallot is $31,560.


Officers of the Company and the Trust

        Certain information about the officers of the Company and the Trust, except for Mr. Rob, the Chairman and Chief Executive Officer, who is included in the table at page 7, is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of SAC-Advised Funds overseen and public directorships held.



                               Position(s)            Term of
                              Held with the         Office and                                          Number of        Public
                             Company and the      Length of Time     Principal Occupation(s)        SAC-Advised Funds     Director-
Name, Address and Age             Trust               Served          During Past Five Years             Overseen         ships
---------------------        ---------------      --------------     -----------------------        -----------------     ---------
John M. Grab,                    Vice              Chief Financial  Sentinel Management               2 registered        None
C.P.A. (55)                      President         Officer since    Company - Senior Vice             investment
National Life                    and Chief         2002, Vice       President, 1993 to                companies
Drive                            Financial         President since  present; Sentinel                 consisting of
Montpelier,                      Officer           1988+            Administrative Service            15 portfolios
Vermont  05604                                                      Company - Senior Vice
                                                                    President, 1993 to
                                                                    present; ESI - Senior
                                                                    Vice President and
                                                                    Chief Financial
                                                                    Officer, 1988 to
                                                                    present; American
                                                                    Institute of Certified
                                                                    Public Accountants; The
                                                                    Vermont Society of
                                                                    Certified Public
                                                                    Accountants

Thomas P. Malone                 Vice President    Vice President   Sentinel Administrative          2 registered         None
(46)                             and Treasurer     since 1997       Service Company - Vice           investment
National Life Drive                                and Treasurer    President, 1997 to               companies
Montpelier,                                        since 1997+      present; Assistant Vice          consisting
Vermont  05604                                                      President, 1990 to               of 15
                                                                    1997; Sentinel Group             portfolios
                                                                    Funds, Inc. - Vice
                                                                    President & Treasurer,
                                                                    1997 to present;
                                                                    Assistant Vice
                                                                    President, 1990 to 1997

D. Russell Morgan (47)           Secretary        Secretary since   National Life - Assistant         2 registered        None
National Life Drive                               1988+             General Counsel, 2001 to          investment
Montpelier, Vermont  05604                                          present; Senior Counsel, 2000     companies
                                                                    to 2001; Counsel, 1994 to         consisting of
                                                                    2000; ESI - Counsel, 1986         15 portfolios
                                                                    to present; Sentinel Advisors
                                                                    Company - Sentinel Financial
                                                                    Services Company - Sentinel
                                                                    Administrative Service
                                                                    Company - Counsel, 1993 to
                                                                    present


John K. Landy (43)               Vice President   Vice President    Sentinel Administrative           2 registered        None
National Life Drive                               since  2002       Service Co - Vice                 investment
Montpelier,                                                         President, 1997 to                companies
Vermont  05604                                                      present; Sentinel Group           consisting
                                                                    Funds, Inc. - Vice                of 15
                                                                    President 2002 to                 portfolios
                                                                    present

Scott G. Wheeler                 Assistant        Assistant Vice    Sentinel Administrative           2 registered       None
(38)                             Vice President   President &       Service Co - Assistant            investment
National Life Drive              & Assistant      Assistant         Vice President, 1998 to           companies
Montpelier,                      Treasurer        Treasurer         present; Sentinel Group           consisting
Vermont  05604                                    since 1998        Funds, Inc. - Assistant           of 15
                                                                    Vice President 1998 to            portfolios
                                                                    present


------------------

+    Elected by and serves at the pleasure of each of the Boards of Directors.


Interested Persons

        Each of the Company and the Trust considers Mr. Rob to be an "interested person" of the Company and the Trust within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions he holds as Chief Executive Officer of SFSC, the Company's and the Trust's distributor, SASC, the Company's and the Trust's transfer agent and fund accounting service provider, and SMC, an umbrella partnership which coordinates the activities of the other partnerships. Mr. Rob is also Chairman & Chief Executive Officer of Equity Services, Inc., a broker-dealer which is wholly owned by National Life Insurance Company ("NLIC"). John M. Grab, Jr., Thomas
P. Malone, John K. Landy, Scott G. Wheeler and D. Russell Morgan, the Vice President and Chief Financial Officer, Vice President and Treasurer, Vice President, Assistant Vice President & Assistant Treasurer, and Secretary of the Company and the Trust, respectively, also hold the positions with the affiliates of SAC shown above. None of the officers receives any compensation from the Company or the Trust.



Significant Shareholders

        NLIC and its controlled affiliates own the following numbers of shares and percentages of the outstanding voting securities of each class of the Company's and the Trust's shares in which its percentage ownership is 5% or more as of February 10, 2003:


-------------------------------------------------------------------------------------------------
                                       Amount and Nature of
         Title of Class                Beneficial Ownership (1)            Percent of Class
-------------------------------------------------------------------------------------------------
Balanced -  Class A                                1,698,475.679               13%
-------------------------------------------------------------------------------------------------
Balanced - Class C                                   52,269.3740               17%
-------------------------------------------------------------------------------------------------
Balanced - Class B                                  124,796.1270                5%
-------------------------------------------------------------------------------------------------
Bond - Class A                                    3,378,235.2390               27%
-------------------------------------------------------------------------------------------------
Bond - Class B                                      401,236.3060               10%
-------------------------------------------------------------------------------------------------
Common - Class A                                  2,516,322.6980                7%
-------------------------------------------------------------------------------------------------
Common - Class C                                     30,737.1300               16%
-------------------------------------------------------------------------------------------------
Common - Class B                                    177,063.3460                6%
-------------------------------------------------------------------------------------------------
Flex Cap - Class A                                1,552,237.4060               33%
-------------------------------------------------------------------------------------------------
Flex Cap - Class C                                   71,602.3100               10%
-------------------------------------------------------------------------------------------------
Government Securities                             1,011,294.5270                9%
-------------------------------------------------------------------------------------------------
Growth Index - Class A                            2,390,829.2550               63%
-------------------------------------------------------------------------------------------------
Growth Index - Class C                               19,222.3900               28%
-------------------------------------------------------------------------------------------------
Growth Index - Class B                               98,371.3250               10%
-------------------------------------------------------------------------------------------------
High Yield - Class A                              1,370,123.1050               23%
-------------------------------------------------------------------------------------------------
High Yield - Class B                              2,331,586.2870               35%
-------------------------------------------------------------------------------------------------
International Equity - Class A                    2,013,572.3320               32%
-------------------------------------------------------------------------------------------------
International Equity - Class C                       28,103.0180               25%
-------------------------------------------------------------------------------------------------
International Equity - Class B                       88,510.6910                8%
-------------------------------------------------------------------------------------------------
Mid Cap Growth - Class A                             17,196.9490               11%
-------------------------------------------------------------------------------------------------
Mid Cap Growth Class B                            2,116,296.4430               20%
-------------------------------------------------------------------------------------------------
New York Tax Free income                            296,164.3000               12%
-------------------------------------------------------------------------------------------------
Small Company - Class A                           3,173,010.3810                5%
-------------------------------------------------------------------------------------------------
Tax Free Income                                     413,552.0360                7%
-------------------------------------------------------------------------------------------------
US Treasury - Class A                             6,166,751.6000                7%
-------------------------------------------------------------------------------------------------
US Treasury - Class B                               463,963.4700                6%
-------------------------------------------------------------------------------------------------

        (1) The above amounts include shares over which American Guaranty & Trust Company ("AG&T"), a Delaware trust company, has voting discretion, which amounts are 1,515,486.057, 52,268.322, 124,796.127, 3,350,086.826,
401,236.306, 1,355,496.457, 30,736.774, 177,063.269, 516,150.263, 51,602.310,
921,834.576, 936,236.595, 19,221.953, 98,371.325, 715,344.335, 337,991.161,
908,119.242, 28,102.039, 88,510.691, 955,175.466, 103,284.465, 296,160.059,
1,460,138.692, 413,552.036, 2,097,808.590, and 89,474.870 shares, respectively, of the classes listed above, and a total of 18,211,535.990 shares, having aggregate net asset value of $162 million, representing 6.2% of all votes eligible to be cast at the meeting. These shares are held in trusts of which the beneficiaries are individual trust clients of AG&T. NLIC and its affiliates have sole voting and investment power over the remaining shares.

        The shares in the table above, plus the shares of the other classes of the Company and the Trust which are owned by NLIC or a controlled affiliate, represent in the aggregate 10.36% of the votes eligible to be cast at the meeting. NLIC's address is National Life Drive, Montpelier, Vermont 05604, and AG&T's address is 220 Continental Drive, Newark, Delaware 19713. The Company and the Trust anticipate that NLIC and its affiliates, including AG&T, will vote their shares in favor of all nominees for Director at the meeting.

        To the knowledge of the Company and the Trust, the following persons or entities owned beneficially or of record 5% or more of any class of the outstanding shares of any Fund of the Company or of the Trust as of the record date:

                             New York Tax-Free Income Fund
                             -----------------------------

        F&M Associates LLC                     John Kenny Carlin
        500 N Broadway #103                    Mary Anne Carlin JT Ten WROS
        Jericho NY 11753-2111                  6110 S County Line RD
        Shares:  162,296.088                   Burr Ridge IL 60527-5220
                                               Shares:  204,888.008

        Louis Kannegiser &                     Louis Dicerbo
        Kay Kannegiser Jt WROS                 21 Madison Ave
        PO Box 186                             New York NY 10016-2303
        Wawarsing NY 12489-0186                Shares: 181,146.813
        Shares: 121,487.988


        The shareholdings of each individual Director or nominee are set forth opposite his or her name above, and none of such holdings amounts to as much as 1% of the voting securities of any class of shares of the Company and the Trust, respectively. Taken as a group, the Directors and executive officers of the Company and the Trust own the following numbers of shares of the various classes of shares of the Company and the Trust (in each case, such holdings do not amount to 1% or more of the outstanding voting securities of such class):

        CS      11,578.763     BL            899.527      MC        9,001.482
        SC      20,667.190     GI          2,351.864      FC        1,368.971
        IE      15,697.660     HY         26,508.567      BD        4,183.729
        GS       2,244.231     SM            365.400      MM       36,801.200
        TF       5,177.003     NY                  0      PA                0

Meetings of Shareholders

        Neither the Company nor the Trust is required by their organizational documents to hold an annual meeting of shareholders. However, the Company and the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the fundamental policies, objectives or restrictions of any of the Funds of the Company or the Trust. The Company and the Trust are also required to hold a shareholder meeting to elect new Directors at such time as less than two thirds of the Directors of the Company or the Trust holding office have been elected by shareholders. In addition, the By-laws of the Company and the Code of Regulations of the Trust require that a special meeting of shareholders be held upon the written request of the holders of 25% of the capital stock issued and outstanding and entitled to vote (in the case of the Company) or upon the written request of shareholders owning at least 20% of the outstanding shares entitled to vote (in the case of the Trust). Any shareholder wishing to submit a proposal to be considered at the next meeting of shareholders of the Company or the Trust must submit such proposal a reasonable time before the solicitation of proxies in respect of such meeting is made. The mere submission of a proposal will not guarantee that such proposal will be presented at the meeting because, in order to be so presented, a proposal must meet certain requirements of the federal securities laws.

Independent Auditor's Fees

        The following table sets forth the aggregate fees paid to the independent auditors for each of the Company's and the Trust's most recent fiscal year ended for professional services rendered for: (i) the audit of the Company's and the Trust's annual financial statements included in the Company's and the Trust's reports to Shareholders; (ii) all other audit related services provided to each of the Company and the Trust; and (iii) all other non-audit services provided to each of the Company and the Trust, SAC, and entities controlling, controlled by or under common control with SAC that provide services to each of the Company and the Trust. For each of the Company's and the Trust's most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, SAC and entities controlling, controlled by or under common control with SAC that provide services to each of the Company and the Trust. The Audit Committee of each of the Company and the Trust has determined that the provision of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. Representatives of PricewaterhouseCoopers, LLP are expected to be present at each meeting and will have an opportunity to make a statement if they so desire and to respond to questions from Shareholders.


                                           Other Audit
                        Audit Fees         Related Fees
                      Charged to the      Charged to the                                Fiscal
Fund                  Company/Trust        Company/Trust         Other Fees+           Year End
----                  -------------       --------------         ----------            --------
Company                  $212,378              $ -0-               $38,500        November 30, 2002
Trust                    $ 2,622               $ -0-               $ 2,750        November 30, 2002



+ These amounts represent fees billed for tax return preparation services rendered to each Fund during the fiscal year ended November 30, 2002


OTHER BUSINESS

        The only matters of which the management of the Company and the Trust are aware that are to be presented for action at the meeting are those outlined herein. Should any other matters requiring a vote of shareholders or relating to the conduct of the meeting arise, those persons who shall act as proxies will vote according to their best judgment.

                                        By Order of the Boards of Directors


February 19, 2003                       D. RUSSELL MORGAN
                                        Secretary

                                        Sentinel Group Funds, Inc.
                                        Sentinel Pennsylvania Tax-Free Trust



  1                                    13

[LOGO]  Sentinel Funds
        Integrity Since 1934


Registration Line 1...............                 Account Number:  xxxxxxxxxx
Registration Line 2...............
Registration Line 3...............                 Shares:  xxx,xxx.xxx
Registration Line 4...............
Registration Line 5...............
Registration Line 6...............
Registration Line 7 ..............


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                          SENTINEL GROUP FUNDS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

THE UNDERSIGNED HEREBY APPOINTS RODNEY A. BUCK, JOSEPH M. ROB AND D. RUSSELL MORGAN AS PROXIES, ACTING BY A MAJORITY OF THOSE PRESENT, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE SHARES OF SENTINEL GROUP FUNDS, INC. HELD OF RECORD BY THE UNDERSIGNED ON FEBRUARY 10, 2003, AS INDICATED ABOVE, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 27, 2003 OR ANY ADJOURNMENT THEREOF.

TO VOTE, MARK THE BLOCKS BELOW AS FOLLOWS 6                      PLEASE DETACH AND RETURN THE LOWER PORTION ONLY

.........................................................................................................................

                                               SENTINEL GROUP FUNDS, INC.

Control Code:  xxxxxxxxxx   Account Number:  xxxxxxxxxx              Shares:    xxx,xxx.xxx

For All       Against    Abstain
(except
as marked
to the
contrary)

|_|          |_|        |_|            1)    TO ELECT DIRECTORS; THE NOMINEES ARE 01)R.J. BORDA; 02) J.D. FEERICK;
                                             03) R.I. JOHANNESEN, JR.; 04) K. P. MERRILL; 05) D.G. MILLER; 06) J. RAISIAN;
                                             07) J.M. ROB; 08) N. L. ROSE; 09) R. H. SHOWALTER, JR.; 10) S. M. STERNE;
                                             11) A. E. VALLOT

             Instruction:  to withhold authority to vote for any individual nominees, write the nominee's number on the line below.

                               ----------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


--------------------------     -----------------------------    --------------
SIGNATURE                      SIGNATURE (JOINT OWNERS)         DATE

PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.